UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2018

PENN NATIONAL GAMING, INC.

Commission file number 000-24206

Incorporated Pursuant to the Laws of the Commonwealth of Pennsylvania

IRS Employer Identification No. 23-2234473

825 Berkshire Blvd., Suite 200
Wyomissing, PA 19610

610-373-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Penn National Gaming, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 13, 2018, at 10:00 a.m., local time, at the offices of Ballard Spahr LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103.  At the Annual Meeting, the Company’s shareholders, upon the recommendation of the Company’s board of directors, approved the Company’s 2018 Long-Term Incentive Compensation Plan. A total of 12,700,000 shares of the Company’s common stock are reserved for issuance to officers, non-employee directors and other employees of the Company and its subsidiaries under the Company’s 2018 Long-Term Incentive Compensation Plan.

A summary of the material features of the Company’s 2018 Long-Term Incentive Compensation Plan is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 25, 2018. That summary and the foregoing description are qualified in their entirety by reference to the text of the Company’s 2018 Long-Term Incentive Compensation Plan, a copy of which is incorporated by reference as Exhibit 10.1 hereto.

Item 5.07.              Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 13, 2018.  Of the 91,805,084 shares of the Company’s common stock outstanding as of the close of business on April 19, 2018, the record date for the Annual Meeting, 83,688,403 shares, or approximately 91% of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Four proposals were submitted to the shareholders at the Annual Meeting and are described in detail in the Company’s Proxy Statement for the Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter, as applicable.

Election of Directors.  Each of David A. Handler and John M. Jacquemin were elected to hold office, subject to the provisions of the Company’s bylaws, until the annual meeting of shareholders of the Company to be held in the year 2021 and until their respective successors are duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
David A. Handler	76,672,384	2,088,407	4,927,612
John M. Jacquemin	76,666,869	2,093,922	4,927,612

The term of office of each of Barbara Shattuck Kohn, Ronald J. Naples, Saul V. Reibstein, Peter M. Carlino, Jane Scaccetti, and Timothy J. Wilmott continued following the meeting.

Ratification of Independent Registered Public Accountants.  The appointment of Deloitte & Touche LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified, as follows:

Votes FOR	Votes AGAINST	Abstentions
83,614,806	19,092	54,505

Say-on-Pay.  The compensation paid to the Company’s named executive officers was approved on an advisory basis, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
78,269,489	417,552	73,750	4,927,612

Long-Term Incentive Compensation Plan.  The Company’s 2018 Long-Term Incentive Compensation Plan was approved, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
71,146,029	7,543,412	71,350	4,927,612

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10.1	Penn National Gaming, Inc. 2018 Long Term Incentive Compensation Plan

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2018	PENN NATIONAL GAMING, INC.

	By:	/s/ William J. Fair
	Name:	William J. Fair
	Title:	Executive Vice President and Chief Financial Officer